UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 16, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.
Dealer Manager Agreement
On May 16, 2024, Applied Digital Corporation (the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Preferred Capital Securities, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering (the “Offering”) of up to 2,000,000 shares of its Series E Redeemable Preferred Stock, par value $0.001 (the “Series E Preferred Stock”).
The Series E Preferred Stock is registered with the Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3 (File No. 333-279155) under the Securities Act of 1933, as amended (the “Registration Statement”), and will be offered and sold pursuant to a prospectus supplement dated May 16, 2024, and a base prospectus dated May 16, 2024, relating to the Registration Statement (collectively, the “Prospectus”).
The Dealer Manager Agreement requires the Dealer Manager to use its reasonable best efforts to sell shares of the Series E Preferred Stock offered in the Offering pursuant to a subscription agreement (the “Subscription Agreement”). Each share of Series E Preferred Stock will be sold a public offering price of $25.00 per share (the “Stated Value”). Subject to the terms, conditions and limitations described in the Dealer Manager Agreement, the Company will pay to the Dealer Manager a dealer manager fee in an amount equal to 2% of the Stated Value per share of Series E Preferred Stock sold in the Offering and a selling commission of up to 6% of the Stated Value per share of Series E Preferred Stock sold in the Offering. The Company may pay reduced selling commissions or may eliminate commissions or certain sales of the Series E Preferred Stock, including the reduction or elimination of selling commissions in accordance with, and on the terms set forth in, the Prospectus. The Company expects the Dealer Manager to authorize participating broker-dealers that are members of FINRA to sell the Series E Preferred Stock. The Dealer Manager may reallow all or a portion of its selling commission attributable to a participating broker-dealer. The Dealer Manager may also reallow a portion of its dealer manager fee earned on the proceeds raised by a participating broker-dealer, to such participating broker-dealer as a marketing fee.
Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company against certain losses, claims, damages and liabilities, including, but not limited to, those arising out of (i) untrue statements of a material fact contained in the Registration Statement, Prospectus or any supplement thereto relating to the Offering or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, Prospectus or any supplement thereto relating to the Offering.
Services Agreement
On May 16, 2024, the Company entered into a Services Agreement (the “Services Agreement”) with Preferred Shareholder Services, LLC (“PSS”), an affiliate of the Dealer Manager, pursuant to which PSS will provide certain post-Offering support services to the Company relating to the Series E Preferred Stock. The Company is responsible for payments due under the Services Agreement based on the number of shares of Series E Preferred Stock held in each investor account. The services to be provided by PSS include, among other things, distributing correspondence to holders of Series E Preferred Stock processing redemption requests from holders of Series E Preferred Stock and assistance with recordkeeping.
The foregoing descriptions of the Dealer Manager Agreement and the Services Agreement are only summaries and are qualified in their entirety by reference to the full text of the Dealer Manager Agreement and the Services Agreement, respectively, copies of each of which are filed as Exhibit 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
In connection with the Offering, the Company is also filing a form of subscription agreement as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
A copy of the legal opinion and consent of Snell & Wilmer L.L.P. relating to the shares of Series E Preferred Stock being offered is attached hereto as Exhibit 5.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 16, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designation of Rights, Privileges, Preferences, and Restrictions (the “Certificate of Designations”) of Series E Preferred Stock with the Secretary of State of the State of Nevada, which provides that (i) dividends on the shares of Series E Preferred Stock (the “Shares”) shall accrue at an annual rate of 9.0% of the Stated Value of the Shares, (ii) a Holder Redemption Notice (as defined in the Certificate of Designations) shall be effective as of the last day of the month after a Holder Redemption Notice is duly received by the Company, or its designated agent, (iii) the Company’s redemption of the Shares upon the death of a beneficial holder of the Shares shall be made in either cash or with fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in the sole and absolute discretion of the board of directors of the Company, (iv) if required by Rule 5635(d) of the Nasdaq Stock Market, the number of shares of Common Stock issuable to holders of Series E Preferred Stock for redemption shall not exceed 19.99% of the outstanding shares of Common Stock without the approval of the Company’s shareholders, and (v) the Company shall provide not less than 60 calendar days prior written notice to the holders of the Shares before the listing the Series E Preferred Stock on a national securities exchange or on an over the counter market. The Certificate of Amendment became effective on May 16, 2024.
The foregoing description of Certificate of Amendment is only a summary and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
As of May 15, 2024, that certain Unsecured Promissory Note, made by the Company on January 30, 2024 and amended on March 27, 2024 and April 26, 2024 (the “AI Note”) in favor of AI Bridge Funding LLC (the “Holder”), was prepaid in its entirety through the issuance of an aggregate of 8,421,146 shares of Common Stock, in accordance with the terms of the AI Note. Accordingly, the AI Note and the reserve of shares for issuance thereunder have been extinguished.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated as of May 16, 2024, by and between Applied Digital Corporation and Preferred Capital Securities, LLC.
3.1	Certificate of Amendment to the Certificate of Designations for the Series E Redeemable Preferred Stock.
4.1	Form of Subscription Agreement.
5.1	Opinion of Snell & Wilmer L.L.P.
10.1	Services Agreement, dated as of May 16, 2024, by and between Applied Digital Corporation and Preferred Shareholder Services, LLC.
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	May 16, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer